UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)              June 29, 2005

Appalachian Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Georgia	000-21383	58-2242407
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

829 Industrial Boulevard, Ellijay, Georgia	30540
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code             (706) 276-8000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01          Changes in Registrant’s Certifying Accountant

On June 29, 2005, the Audit Committee of the Board of Directors of Appalachian Bancshares, Inc. (the “Company”) terminated Schauer Taylor Cox Vise & Morgan, P.C. (“Schauer Taylor”) as the Company’s independent public accountants.

Schauer Taylor’s audit reports on the Company’s financial statements for the fiscal years ended December 31, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2004 and 2003 and the interim period from January 1, 2005 through June 29, 2005, there were no disagreements between the Company and Schauer Taylor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Schauer Taylor, would have caused Schauer Taylor to make reference to the subject matter of the disagreement(s) in connection with its report on the consolidated financial statements for such periods.

At the Company’s March 8, 2005 Audit Committee meeting, two members of the Company’s management made statements that created the impression that Schauer Taylor was not responsive to the Company’s management during the audit of the Company’s financial statements for the year ended December 31, 2004. Schauer Taylor informed the Company’s Audit Committee that these statements were inaccurate. The Chairman of the Audit Committee discussed these statements with the Company’s management and Schauer Taylor. These statements were subsequently corrected to the satisfaction of Schauer Taylor. The Company has authorized Schauer Taylor to respond fully to inquiries of the successor accountant concerning this incident.

The Company provided a copy of the foregoing disclosures to Schauer Taylor prior to the date of the filing of this report and requested that Schauer Taylor furnish it with a letter addressed to the Securities and Exchange Commission, stating, therein, whether or not it agrees with the statements in this Item 4.01. A copy of the letter furnished in response to that request is filed as Exhibit 16.1 to this Form 8-K.

The Company is in the process of engaging another accounting firm to serve as its independent public accountants.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits. The following exhibit is filed with this Report:

Exhibit No.	Description

16.1	Letter from Schauer Taylor Cox Vise & Morgan, P.C. to the Securities and Exchange Commission dated July 1, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPALACHIAN BANCSHARES, INC.

By:	/s/ Tracy R. Newton
Tracy R. Newton President and Chief Executive Officer

Dated: July 1, 2005

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

16.1	Letter from Schauer Taylor Cox Vise & Morgan, P.C. to the Securities and Exchange Commission dated July 1, 2005.